Trust for Advised Portfolios
Supplement dated June 10, 2021
to the Statement of Additional Information
dated September 30, 2020, as previously supplemented for the
Regan Total Return Income Fund

Consistent with a long-planned retirement previously communicated to the Board of Trustees of Trust for Advised Portfolios, Albert J. DiUlio, S.J. resigned from the Board of Trustees effective as of the close of business on May 19, 2021. Accordingly, all references and information pertaining to Mr. DiUlio are hereby removed.

Please retain this supplement with your Statement of Additional Information for future reference.